UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                  May 18, 2004


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                              74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

Item 9. REGULATION FD DISCLOSURE

         On May 18, 2004, the Company's President, Robert L.G. Watson, will speak at Bear Stearns 13th Annual Global Credit Conference in New York City. Attached as Exhibit 99.1 are materials that Mr. Watson will present at the Symposium. Exhibit 99.1 is incorporated by reference under this Item 9.

         The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


The following exhibits are filed as part of this report:

NUMBER                                            DOCUMENT

99.1                                          Slide presentation

SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ABRAXAS PETROLEUM CORPORATION



                             By: /s/Chris Williford
                                     ------------------------------
                                      Chris Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


Dated:    April 20, 2004